                                                                   EXHIBIT 10.21

                       Docent & SmartForce Confidential


                               SMARTFORCE/DOCENT
                                   Term Sheet
                                 August 7, 2000

     This term sheet summarizes the principal terms to be set forth in a definitive strategic partnership agreement between SmartForce and Docent, Inc. ("Docent").

     1.  Strategic Relationship.  SmartForce and Docent will enter into a
         ----------------------
strategic relationship through which 1) SmartForce will offer to its customers an Intranet learning management solution based on the Docent Enterprise Software platform; 2) Docent will enhance the Docent Enterprise Software platform by closely integrating it with SmartForce's e-Learning environment; 3) SmartForce will enhance its mySmartForce solution by licensing Docent technology and purchasing Docent consulting services; 4) SmartForce will make any equity investment in Docent; and 5) SmartForce and Docent will create a framework for collaborative sales and marketing.

     2.  SmartForce/Docent Intranet Learning Management Solution. The parties
         -------------------------------------------------------
will enter into an OEM/Reseller Agreement under which SmartForce will OEM Docent Enterprise as its next generation Intranet learning management solution. The solution will incorporate the full functionality of Docent Enterprise, including competency management and ILT management. The pricing model and reseller discounts applicable to sales of the solution by SmartForce are set forth on Exhibit A. SmartForce will provide first and second level support of the OEM solution.

     3.  Marketing and Sales Agreement.  The parties will enter into a joint
         -----------------------------
marketing agreement as part of the strategic relationship. Under the agreement, SmartForce will commit to a significant co-marketing effort, including: 1) participation in jointly developed marketing and communications programs for customers and industry analysts; 2) allocation of budget for marketing and sales collateral; 3) delivery of sales training and tools; 4) delivery of technical support training and tools; and 5) participation in trade shows. In addition, the marketing agreement will provide for a referral program under which the parties will offer each other a ***** on referred sales.

     4.  Initial Docent/SmartForce Integration.  Docent and SmartForce will work
         -------------------------------------
together to closely integrate Docent Enterprise with SmartForce e-Learning. The level of integration will be defined in a joint product requirements document. The parties intend to create an Intranet solution that provides the most comprehensive integration with SmartForce content and differentiates the Docent platform in the marketplace.

     5.  Consulting Arrangement; License.  Docent will provide SmartForce with
         -------------------------------
technical assistance in incorporating competency management and ILT management functionalities into its Internet-based MySmartForce learning management system (as enhanced by such additional functionalities, the "MySmartForce System"). As part of this arrangement, SmartForce will purchase consulting services from Docent in an amount to be determined by the parties. Docent will agree to indemnify SmartForce against any claim that SmartForce's use of information conveyed by Docent under this arrangement

__________
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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

                       Docent & SmartForce Confidential

violates any Docent intellectual property right, it being understood that Docent will have no obligation, in providing such technical assistance, to disclose any source code to SmartForce.

     6.   Further Docent/SmartForce Integration.  The parties will hold a
          -------------------------------------
technical review meeting, no later than January 1, 2001, to mutually identify 1) ***** technologies (such as ***** and *****) that could be incorporated into the *****, and 2) additional ***** technologies that could be incorporated into the *****. To the extent that such technologies are identified in the review meeting, the parties will negotiate a ***** arrangement, including a *****, based on the ***** the parties.

     7.   Investment.  As part of the relationship, and subject to the final due
          ----------
diligence, SmartForce will make an equity investment in Docent in connection with Docent's Series F Preferred Stock financing. The amount of the equity investment will be determined by the parties.

     8.   Term.  The partnership will have a three-year term.  After one year,
          ----
either party may terminate the agreement with 90 days written notice. All technology licenses will survive termination of the partnership agreement.

     9.   Assignment.  Neither this term sheet nor the definitive agreements may
          ----------
be assigned or transferred by either party, by acquisition, operation of law or otherwise.

     10.  Publicity Press Release.  The parties will prepare a joint press
          -----------------------
release regarding the strategic relationship and will mutually agree on the timing of such release. Except as agreed by the parties, the existence of the strategic relationship, and the terms thereof, will remain confidential.

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       Docent & SmartForce Confidential

The terms and conditions of this Term Sheet are agreed to and accepted by the parties hereto and are binding on the parties, their successors and assigns. The parties hereto shall promptly prepare all agreements and other documents required, and negotiate in good faith, to implement the agreements described herein.

SMARTFORCE                              DOCENT, INC.

By: *****                               By: /s/ David Ellett
                                           ___________________________

Name: *****                             Name: David Ellett
                                             _________________________

Title: *****                            Title: Chief Executive Officer
                                              ________________________

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       Docent & SmartForce Confidential

                                   EXHIBIT A

       Audience        This pricing model is based on a *****
       --------


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*****        *****    *****    *****     *****     *****     *****
-------------------------------------------------------------------
*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
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*****        *****    *****   $*****    $*****    $*****    $*****
-------------------------------------------------------------------

  ***** are charged at a ***** % ***** from above.
* ***** for ***** and ***** for a *****.
  ***** is included in the rental charge


  Annual maintenance and Support for Perpetual licenses *****%


  ***** on all charges                                  *****%
  ***** is achieved                                     *****%
  ***** if sold through SmartForce reseller             *****%

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       4